SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2004

Cavco Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-08822 (Commission File Number)	56-2405642 (IRS Employer Identification No.)

1001 North Central Avenue, Suite 800 Phoenix, Arizona (Address of principal executive offices)	85004 (Zip Code)

(602) 256-6263
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 8.01. Other Events

     On October 5, 2004, Cavco Industries, Inc., a Delaware corporation (the “Corporation”), announced that it has been invited to present at the 1st Annual Manufactured Housing Conference sponsored by Robotti & Company to be held on Thursday, October 14, 2004 at Le Parker Meridien in New York City. A copy of the Corporation’s press release announcing this event is attached as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Press Release dated October 5, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC. (Registrant)
By:	/s/ Sean K. Nolen
	Name:	Sean K. Nolen
	Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

Date: October 5, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated October 5, 2004